Your Mission is our Passion Annual Shareholders Meeting : DLHC March 21, 2019

Forward-looking Statements "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes,” “expects,” “anticipates,” “plans,” “intends,” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: failure to achieve contract awards in connection with re-competes for present business and/or competition for new business; the risks and uncertainties associated with client interest in and purchases of new services; changes in client budgetary priorities; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; the ability to successfully integrate the operations of our recent and any future acquisitions; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our annual report on Form 10-K for the fiscal year ended September 30, 2018, as well as interim quarterly filings thereafter. The forward-looking statements contained herein are made as of the date hereof and may become outdated over time. The company does not assume any responsibility for updating forward-looking statements. 2

Agenda OVERVIEW Zach Parker President & CEO DLH Corporation 2 FINANCIAL HIGHLIGHTS QUESTIONS AND ANSWERS Kathryn M. JohnBull Chief Financial Officer, DLH Corporation 3

Overview CORPORATE HIGHLIGHTS GEOGRAPHIC PRESENCE • Founded in 1969 and public since 1986 (NASDAQ:DLHC) • Corporate Offices in Atlanta, Georgia and the National • Fiscal Year 2018 Revenue over $133 million Capital Region (Washington DC Metro area) • Over 1,600 employees supporting government customer • Employees operating in 45 states programs which serve millions of citizens • Staff in 7 global locations CUSTOMER SATISFACTION CORE BUSINESS AREAS • Superior results achieved for our customers • Department of Defense and Veteran Health Services • Decades-long relationships with key Federal customers • Human Services and Solutions • National recognition for innovative change and technology • Public Health and Life Sciences solutions 4

Our Services Performance Management Tech-enabled Solutions • Monitoring and Evaluation (M&E) • Solution architecture and system design • Medical/clinical solutions/ providers • Web and mobile device applications • Population health assessments • Standards-based, interoperable solutions • Pharmacy distribution systems and • Planning, governance, and process improvement supply chain management Capacity Building Data Analytics • Community, territorial, regional, national • Quality & productivity based assessments • Web-based design and management • Survey and scientific methodology • eLearning courses • Medical research and health informatics • Outcomes-based training & technical assistance • Outcomes-focused statistical analysis • Program Integrity (safeguard against fraud, waste & abuse) Digital Communications • Digital product development • Telehealth and virtual pharmacy Health and Human Services • Message development and testing • Social media and interactive campaigns INTEGRATED CAPABILITIES STRATEGICALLY ALIGNED WITH CUSTOMER PRIORITIES TODAY 5

Our Growth Levers ORGANIC Continued focus on core outsourcing opportunities, both within current customer base and in adjacent agencies for further penetration in government service market sub-segments: • Data analytics • Health IT • Compliance & monitoring • Medical readiness & logistics • Mission-critical services • Technical services and client augmentation ACQUISITIVE (M&A) Drive expansion in government services market sub-segments: • Public health and life sciences • Data analytics • Cybersecurity & cloud computing ALIGNED WITH FAVORABLE FEDERAL MARKET TRENDS AND STRONG MARKET DEMAND DYNAMICS 6

Federal Government Focused Federal Technology Strategically Area Priorities: Aligned with Government DHA Priorities Cloud Migration and Computing HHS VA Targeted Linked to New Business Expansion Pipeline Evidence-based Priorities Agencies Decision-making DHS DoD Strategic Investment in Business and Health Innovative Systems Cybersecurity Technology DLA WE OFFER CUSTOMERS INNOVATIVE SOLUTIONS AND INSIGHTS THAT CONTRIBUTE TO THEIR SUCCESS 7

Driven by Technology Trained and certified developers applying to current customer programs Innovate while leveraging industry best practices Data Analytics & Visualization Cloud Systems Security and Infrastructure TECHNOLOGY- ENABLEMENT TOOLS AND Databases & ERP System Development and Test PARTNERSHIPS A FULL RANGE OF INFORMATION TECHNOLOGY DESIGN, IMPLEMENTATION AND SUPPORT SERVICES. 8

Our Community & National Impact S DEEPLY CONNECTED TO THE CENTER OF OUR CUSTOMERS' CORE MISSIONS 9

Focus On Giving Back… VOLUNTEER DONATIONS & ACTIVITY CONTRIBUTIONS EMPLOYEE ENGAGEMENT Goal Sincerity Market Responsibility CORPORATE SOCIAL RESPONSIBILITY (CSR) MATTERS 10

Our Advantage Positioned for Growth Established Innovator Focused on critical areas of National recognition for Federal market segments, offering the best innovations in favorable bipartisan budget trends both program and technology and demand dynamics solutions outcomes Deep CRM Profile Proven Methodology Excellent service reputation Processes yielding agile methods and long-term customer measurable results and savings relationships WE LEVERAGE ALL ASPECTS OF OUR EXPERTISE AND CAPABILITIES TO EXECUTE A BROAD RANGE OF SERVICES FOR OUR CUSTOMERS 11

Our Track Record of Success Historical Revenue ($ in millions) Historical EBITDA* ($ in millions) $140 $133.2 $12 $11.0 $115.7 $105 $8.4 $85.6 $9 $65.3 $70 $60.5 $53.5 $6 $4.5 $2.6 $35 $3 $0.9 $0.4 $0 $0 FY13 FY14 FY15 FY16 FY17 FY18 FY13 FY14 FY15 FY16 FY17 FY18 *A reconciliation of net income to EBITDA is provided in the appendix to this presentation. A CONSISTENT TRACK RECORD OF FINANCIAL GROWTH OVER A SIX YEAR PERIOD 12

Our Growth Game Plan Hypothetical Scenarios1 2 $400M $300M $200M Current business portfolio 35% Organic growth with plausible strategic acquisitions 30% 50% 50% 65% 70% Basis and assumptions • Revenue growth (organic & acquisitive) dilutes legacy work to 70/50/35% of total revenue Revenue $200M $300M $400M • Legacy business GM continues at current range, Gross Margin $49 $76 $103 new business at 27% • Combined operating expense rate trending down Income from Ops $14 $23 $31 as operating leveraged derived • Estimated 40% acquired intangible assets Net Income $7 $9 $10 amortized over 10 years • Increased borrowing/interest expense to achieve EBITDA $20 $33 $47 growth Pro Forma EPS $1.43 $2.38 $3.36 13 1Scenarios do not represent forecasts and are not related to a defined time; demonstrates potential margin improvement and operating leverage

Our Levers of Value Creation Revenue Sustainable Long-Term Balanced 1 Stream 2 Margin 3 Cash Flow 4 Capital Growth Expansion Growth Deployment ▪ Concentrate on ▪ Expand EBITDA ▪ Push growth – ▪ Focus on Federal capture of and balance organically and agencies with professional work sheet through M&A sustained projects that optimization bipartisan support typically yield higher ▪ Balance debt gross margins ▪ Drive working and equity ▪ Optimize workforce capital efficiency financing and service ▪ Pursue excellence and free cash delivery across key flow dimensions of agility and cost efficiency INSIGHT-DRIVEN FINANCIAL STRATEGIES — CREATING SUSTAINABLE GROWTH AND LONG-TERM VALUE BREAKING NEWS: 5-YEAR ACQUISITION DEBT ESTABLISHED IN MAY 2016 WAS FULLY REPAID AS OF 03/19/19! 14

Your Mission is our Passion Appendix

Trending EBITDA Reconciliation 16

Your Mission is our Passion Q&A Session Zach Parker Kathryn JohnBull President and CEO CFO

Your Mission is our Passion